UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2018

AutoWeb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.02	Termination of a Material Definitive Agreement.

On March 22, 2018, AutoWeb, Inc., a Delaware corporation (“AutoWeb” or “Company”), notified MUFG Union Bank, N.A., formerly Union Bank, N.A. (“Union Bank”) that the Company was terminating its Loan Agreement with Union Bank, which agreement was initially entered into on February 26, 2013, as amended on September 10, 2013, January 13, 2014, May 20, 2015, June 1, 2016, June 28, 2017, and December 27, 2017 (the Loan Agreement, as amended, is referred to herein collectively as the “Credit Facility Agreement”). The Credit Facility Agreement was terminated effective as of March 23, 2018, at which time AutoWeb repaid, in full, the outstanding balance and interest due under its $8.0 million working capital revolving line of credit (“Revolving Loan”).

The Credit Facility Agreement provided for: (i) a $9.0 million term loan (“Term Loan 1”); (ii) a $15.0 million term loan (“Term Loan 2”); and (iii) the Revolving Loan. Term Loan 1 and Term Loan 2 were fully repaid as of December 31, 2017. Borrowings under the Revolving Loan are secured by a first priority security interest on all of the Company’s personal property (including, but not limited to, accounts receivable) and proceeds thereof, which security interest is in the process of being terminated and released by Union Bank. The Revolving Loan had a maturity date of January 5, 2021. The Credit Facility Agreement contained certain customary affirmative and negative covenants and restrictive and financial covenants. The Company and Union Bank were discussing possible amendments to the Credit Facility Agreement to be effective prior to March 31, 2018, but the Company and Union Bank were not able to reach agreement on any such amendments, resulting in the decision to repay the Revolving Loan and terminate the Credit Facility Agreement.

The foregoing description of the Credit Facility Agreement is not complete and is qualified in its entirety by reference to: (i) Loan Agreement dated as of February 26, 2013 by and between AutoWeb and Union Bank, as amended by First Amendment to Loan Agreement dated as of September 10, 2013, Second Amendment to Loan Agreement dated as of January 13, 2014, Security Agreement dated January 13, 2014, Commercial Promissory Note dated January 13, 2014 (Term Loan 1), and Commercial Promissory Note dated January 13, 2014 (Revolving Loan), incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K as filed with the SEC on January 17, 2014 (SEC File No. 001-34761); (ii) Third Amendment to Loan Agreement, the Commercial Promissory Note dated May 20, 2015 (Term Loan 2) and the Commercial Promissory Note dated May 20, 2015 (Revolving Loan) incorporated herein by reference to Exhibits 10.1, 10.2 and 10.3 to the Current Report on Form 8-K filed with the SEC on May 27, 2015 (SEC File No. 001-34761); (iii) Fourth Amendment to the Credit Facility Agreement dated June 1, 2016 incorporated herein by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016 (SEC File No. 001-34761); (iv) Fifth Amendment to Credit Facility Agreement and Commercial Promissory Note (Revolving Loan) each dated June 28, 2017, incorporated herein by reference to Exhibits 10.2 and 10.3 to the Current Report on Form 8-K filed with the SEC on June 29, 2017 (SEC File No. 001-34761); and (v) Sixth Amendment to Credit Facility Agreement, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 27, 2017 (SEC File No. 001-34761).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2018
AUTOWEB, INC.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary